SHORT TERM DEBT (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Debt Current
Bank loans, overdrafts and financial institution loans	$ 46	$ 458
Principal amount currently outstanding on the debt instrument	530	530
Current portion of long term senior notes and loans	1,185	816
Debt, Current, Total	$ 1,761	$ 1,804
Debt Current Additional Information
Weighted average interest rate	1.10%	0.90%